EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmerAlia, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C.J. van Mourik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert van Mourik
Robert C.J. van Mourik
Chief Financial Officer
Principal Financial and Accounting Officer

December 30, 2008

A signed original of this written statement required by Section 906 has been provided to AmerAlia, Inc. and will be retained by AmerAlia, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.